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                                                                    EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (the "Agreement") is made and entered into as of April 22, 2002, by Planar Systems, Inc., an Oregon corporation ("Issuer") and Marlin E. Cobb, G. Richard Fryling II, Karen D. Miller and Peter M. Steven (each, a "Shareholder" and together, the "Shareholders").

     This Agreement is entered into in connection with that certain Agreement and Plan of Merger dated as of March 18, 2002, as the same may be amended or modified (the "Merger Agreement"), by and among the Issuer, Bone Doctor Acquisition Corporation ("Sub"), DOME imaging systems, inc. ("Target") and certain stockholders of Target. The Merger Agreement provides for the merger of Bone Doctor Acquisition Corporation with and into Target (the "Merger") on the terms and conditions set forth in the Merger Agreement. Capitalized terms used herein but not defined herein shall have their defined meanings as set forth in the Merger Agreement.

     1. Stock Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, at the Closing (as defined in Section 8 below), Issuer will issue and sell to each Shareholder that number of shares of Issuer common stock calculated as follows:

                              (x * 10%)
                              --------- = A, where
                                  z

x = the total Merger Consideration payable to such Shareholder (without regard to any amount deposited in escrow)

z = the Average Closing Price (as defined in the Merger Agreement) (the "Purchase Price")

A =  shares of Issuer common stock purchased by such Shareholder (the "Shares")

     2. Representations and Warranties of Issuer. Issuer represents and warrants to each Shareholder that:

          2.1 Organization. Issuer is a corporation duly organized and validly existing under the laws of the State of Oregon and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          2.2 Authority. Issuer has full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by Issuer of this Agreement and the consummation by it of the transactions contemplated by this Agreement have been duly authorized by its board of directors and no other corporate proceedings on the part of Issuer are necessary to authorize the execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Issuer and constitutes a valid and legally binding obligation of Issuer, enforceable against it in accordance

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with its respective terms, except that such enforceability may be limited by (i)
applicable bankruptcy, insolvency, reorganization, moratorium and similar laws and judicial decisions affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

          2.3 Noncontravention. The execution, delivery and performance by Issuer of this Agreement and the consummation by it of the transactions contemplated by this Agreement do not and will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or Bylaws of Issuer, (ii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or listing requirement of the Nasdaq National Market or other rule or regulation applicable to the Issuer or its subsidiaries, or by which it or any of the properties or assets of Issuer or its subsidiaries may be bound, or (iii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default or require any notice to or consent by any party under, any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Issuer or any of its subsidiaries is a party or by which any of them or any of their properties or assets may be bound, except in the case of clauses (ii) and (iii) where any such violations, breaches, defaults or failures to give notice or obtain consent would not have a material adverse effect on the Issuer or the transactions contemplated by this Agreement.

          2.4 Issuer SEC Filings and Financial Statements. Issuer has filed all required forms, reports, and documents with the SEC (the "Issuer SEC Filings"), each of which complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, each as in effect on the dates such forms, reports, and documents were filed. None of such Issuer SEC Filings, including any financial statements or schedules included or incorporated by reference therein, contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Issuer included in the Issuer SEC filings complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC in respect thereof and fairly present, in all material respects, in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Issuer and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments).

          2.5 Issuer Shares and Options. The Shares to be issued pursuant to this Agreement are and will be duly authorized, validly issued, fully paid and nonassessable. The Shares will be authorized for listing on the Nasdaq National Market.

          2.6 No Violations; Consents and Approvals. The execution and delivery of this Agreement by Issuer does not, and the performance by Issuer of the transactions contemplated herby will not (i) conflict with the articles of incorporation or bylaws of Issuer; (ii) conflict with, or result

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in any violation of, or constitute a default (with or without notice, lapse of time or both) under, or give rise to a termination, cancellation or acceleration of any obligation or to loss of benefit under, any material contract or permit to which Issuer is a party or by which it is bound, (iii) constitute a violation of any federal, state, local or foreign law, rule or regulation applicable to Issuer, or any order, judgment, decree, writ or injunction of any governmental entity applicable to Issuer. Except for filings, permits, authorizations, consents and approvals required under federal and state securities laws, no consent, approval, order or authorization of, or registration, declaration or filing with any domestic or foreign court, government, regulatory agency, authority, entity or instrumentality or subdivision thereof is required to be obtained or made by or in respect of Issuer in connection with the execution and delivery of this Agreement by Issuer, or performance by it of the transactions contemplated hereby to be performed by it.

          2.7 No Material Adverse Change. Since December 28, 2001, there has not been any material adverse change in the business operations, properties, assets or condition of Issuer, and to the Knowledge of Issuer, no event has occurred or circumstances exist that may result in such a material adverse change.

     3. Representations, Warranties and Covenants of Shareholders. Each Shareholder understands that the representations and warranties and covenants of the Shareholders set forth herein will be relied upon by Issuer, its counsel and accounting firm. Each Shareholder represents, warrants and covenants as follows:

          3.1 Such Shareholder has full power and authority to execute this Agreement, to make the representations and warranties and covenants herein contained and to perform such Shareholder's obligations hereunder.

          3.2 Such Shareholder is acquiring the Shares solely for such Shareholder's own account, for investment and not with a view to any resale or other distribution thereof in violation of the Securities Act.

          3.3 Such Shareholder acknowledges and understands that the terms of this Agreement and the transactions contemplated by this Agreement have not been reviewed by the Securities and Exchange Commission ("SEC") or by any state securities authorities, that the Shares have not been registered under the Securities Act, any state securities law or registered or qualified under any other securities laws, based on, among other factors, that no distribution or public offering has been effected and the Shares will be issued by Issuer in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act. Such Shareholder understands that Issuer is relying on such Shareholder's representations as set forth herein for purposes of claiming such exemption, including the bona fide nature of each such Shareholder's investment intent as expressed above. Such Shareholder acknowledges that, except as is set forth in Section 7 of this Agreement, Issuer is under no obligation to register the Shares under the Securities Act. As a result, unless an exemption from such registration is then available, such Shareholder must hold the Shares until such time as Issuer has registered the Shares for resale under the Securities Act and qualified the Shares for resale under applicable state securities laws.

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          3.4 Such Shareholder is familiar with Regulation D promulgated under the Securities Act and is an "accredited investor" as defined in Rule 501(a) of such Regulation D. Such Shareholder acknowledges that the Shares are volatile securities that involve a high degree of risk. Such Shareholder represents that it is capable of determining what documents and information are necessary to evaluate an investment in the Shares, and has the capacity to protect its own interests in connection with the acquisition of the Shares.

          3.5 Such Shareholder represents that its financial condition is such that the Shareholder is able to bear any and all economic risks associated with investment in the Shares, including the risk of holding the Shares for an indefinite period of time. Such Shareholder represents that it can also afford a complete loss of its investment in the Shares, and has adequate means of providing for such Shareholder's current needs and possible personal contingencies.

          3.6 Until such time as the Shares have been registered for resale or Issuer has received an opinion of counsel reasonably satisfactory to Issuer that sales of Shares may be made under Rule 144(k) without registration under the Securities Act, such Shareholder understands and acknowledges that each stock certificate representing the Shares shall bear a legend in, or substantially in, the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN A STOCK PURCHASE AGREEMENT DATED APRIL 22, 2002 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NEITHER SUCH SHARES NOR ANY PORTION THEREOF OR INTEREST THEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF (I) EXCEPT AS SET FORTH IN THE STOCK PURCHASE AGREEMENT, AND (II) UNLESS THE SAME ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE CORPORATION SHALL HAVE RECEIVED EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE CORPORATION (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION)."

          3.7 Such Shareholder understands that Issuer may maintain a "stop transfer order" against the Shares for the purpose of ensuring compliance with applicable securities laws. Issuer shall not be required (a) to transfer or have transferred on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as an owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred in violation of any provision of this Agreement. Issuer agrees that such stop transfer instructions and legends will be promptly removed

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and transfers of Issuer Common Stock will be processed if the provisions of this
Agreement and the Securities Act are complied with.

          3.8 Such Shareholder has received copies of Issuer's Annual Report on Form 10-K for the fiscal year ended September 28, 2001, Issuer's 2001 Annual Report to Shareholders, Issuer's Proxy Statement dated December 21, 2001 and Issuer's Quarterly Report on Form 10-Q for the quarter ended December 28, 2001 (collectively, the "Disclosure Materials"). Such Shareholder has made such further investigation as such Shareholder deems appropriate as to, and has had the opportunity to become fully familiar with and knowledgeable regarding, the financial condition, business affairs and prospects of Issuer. Such Shareholder has been given the opportunity to ask questions of, and receive answers from, the principal officers of Issuer concerning the business and financial affairs of Issuer, and has had further opportunity to obtain any additional information necessary to verify the accuracy of the foregoing information. To the extent such Shareholder has not sought information regarding any particular matter, such Shareholder represents that such Shareholder had no interest in doing so. Such Shareholder has obtained the information relating to Issuer it has deemed necessary to make an investment decision to purchase the Shares.

     4.   Negative Covenants of Shareholders.

          4.1 Each Shareholder covenants and agrees that it will not sell, transfer, exchange, pledge or otherwise dispose of, or make any offer or agreement relating to any of the foregoing with respect to, any of the Shares, or any option, right or other interest with respect to the Shares before the first anniversary of the Closing Date. After the first anniversary of the Closing Date, each Shareholder severally covenants and agrees that it will not sell, transfer, exchange, pledge, or otherwise dispose of, or make any offer or agreement relating to any of the foregoing with respect to, any of the Shares acquired by such Shareholder, or any option, right or other interest with respect to the Shares, unless (i) such transaction is permitted pursuant to Rule 144 under the Securities Act, (ii) counsel representing Shareholder, which counsel is reasonably satisfactory to Issuer, shall have advised Issuer in a written opinion letter satisfactory to Issuer and Issuer's legal counsel, and upon which Issuer and its legal counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale, transfer or other disposition, (iii) a registration statement under the Securities Act covering the Shares proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current prospectus, shall have been filed with the SEC and made effective under the Securities Act, or (iv) an authorized representative of the SEC shall have rendered written advice to Shareholder (sought by Shareholder or counsel to Shareholder, with a copy thereof and all other related communications delivered to Issuer) to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to the proposed disposition if consummated.

          4.2 Each Shareholder severally covenants and agrees that it has no current plan or intention to sell, exchange or otherwise dispose of the Shares received by it in connection with this Agreement.

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     5. Rule 144. From and after the Effective Time of the Merger and for so long as is necessary in order to permit each Shareholder to sell the Shares held by it pursuant to Rule 144 under the Securities Act, Issuer will file on a timely basis all reports required to be filed by it pursuant to Section 13 of the Exchange Act referred to in Paragraph (c)(1) of Rule 144 under the Securities Act, in order to permit such Shareholder to sell the Shares held by it pursuant to the terms and conditions of Rule 144. Each Shareholder understands that, except as provided in this Section 5 and in Section 7 of this Agreement, Issuer is under no obligation to register the sale, transfer or other disposition of any Shares by or on behalf of such Shareholder or to take any other action necessary in order to make compliance with an exemption from registration available.

     6. Restrictions on Resales. Each Shareholder agrees and acknowledges that, in addition to the restrictions imposed under Sections 4 of this Agreement, the provisions of the Securities Act prohibit the public resale of the Shares (except in a transaction registered under the Securities Act) until such time as such Shareholder has beneficially owned, within the meaning of SEC Rule 144(d), the Shares for a period of at least one (1) year after the date of this Agreement. Each Shareholder acknowledges that such Shareholder is familiar with Rule 144 and agrees to comply with the provisions of such rule as applicable to the Shares.

     7. Registration of Shares.

        7.1 Registrable Shares. For purposes of this Agreement, "Registrable Shares" shall mean (i) the Shares issuable pursuant to this Agreement, and (ii) any Issuer common stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares, provided, however, that
                                                       -----------------
the Registrable Shares shall not include any shares of Issuer common stock which have previously been registered or which have been sold to the public.

        7.2 Demand Registration. After the first anniversary of the Closing Date, upon the written request of a Shareholder to register such Shareholder's Registrable Shares for sale, and provided that Rule 144 is not available to such Shareholder at that time, the Issuer shall, subject to the conditions and in accordance with the procedures set forth in this Section 7.2, file a registration statement (and use its best efforts to cause such registration statement to become effective) with respect to all of such Shareholder's Registrable Shares. The request for registration pursuant to this Section 7.2 shall specify all Registrable Shares to be registered and the manner of sale, including the name and address of any proposed underwriter. The principal underwriter or underwriters, if any, for any such offering shall be selected by Shareholders, subject to approval of Issuer, which approval shall not be unreasonably withheld. Issuer shall be required to keep the registration statement pursuant to which the Registrable Shares are registered effective for a period of three months (the "Registration Effective Period").

        7.3 Suspension Right. Notwithstanding any other provision of this
Section 7, Issuer shall have the right at any time to require that Shareholders suspend further open market offers and sales of Registrable Shares whenever, and for so long as, in the reasonable judgment of Issuer after consultation with counsel, the use of the registration statement and the prospectus related thereto must be suspended due to the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material

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fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (the "Suspension Right"). In the event Issuer exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at a time that is not detrimental to Issuer and its shareholders or, if earlier, until such time as the information or event is no longer material, each as determined in good faith by Issuer after consultation with counsel. Notwithstanding the foregoing, Issuer shall not impose the Suspension Right at any time for more than thirty (30) consecutive days. Issuer will promptly give Shareholders written notice of any such suspension and will use all reasonable efforts to minimize the length of the suspension. The Registration Effective Period shall be extended by a period of time equal to the duration of any period during which the Suspension Right is imposed.

          7.4 Further Obligations of Issuer.

              7.4.1 Issuer shall furnish to Shareholders such reasonable number of copies of the registration statement, each amendment and supplement thereto, the prospectus included in the registration statement (including each preliminary prospectus), any documents incorporated by reference into the registration statement and such other documents as each Shareholder may reasonably request in order to facilitate the disposition of Registrable Shares owned by it.

              7.4.2 Issuer will use its best efforts to diligently prepare and file with the SEC such amendments and supplements to the registration statement and the prospectus used in connection with the registration statement (and cause such amendments to become effective) as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement.

              7.4.3 Issuer shall notify Shareholders promptly (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the registration statement or post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the registration statement or prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose, and (iv) of the receipt by Issuer of any notification with respect to the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for that purpose.

              7.4.4 Issuer shall use commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement, and if one is issued, will use commercially reasonable efforts to obtain the withdrawal of any stop order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any Registrable Shares for sale in any jurisdiction at the earliest possible time.

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               7.4.5 Issuer shall use its reasonable efforts to register or qualify the Registrable Shares covered by the registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of the Registrable Shares reasonably shall request, provided, however, the Issuer shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or consent to general service of process in any such jurisdiction.

          7.5 Obligations of Shareholders.

               7.5.1 Each Shareholder covenants and agrees that it shall promptly furnish to Issuer such information regarding itself or the Registrable Shares held by it, and the intended method of disposition of such securities, as shall be reasonably requested by Issuer in order to effect the registration of its Registrable Shares. Each Shareholder severally agrees that it will not effect any disposition of its Registrable Shares that would constitute a sale within the meaning of the Securities Act (including a disposition which qualifies for an exemption from registration thereunder) except in compliance with the Securities Act and the regulations thereunder, including all applicable prospectus delivery requirements.

               7.5.2 Each Shareholder severally covenants and agrees that it will promptly advise Issuer of any changes in the information concerning such Shareholder contained in the registration statement and that such Shareholder will not make any sale of Registrable Shares pursuant to the registration statement without complying with the prospectus delivery requirements of the Securities Act.

               7.5.3 Each Shareholder acknowledges that occasionally there may be times (as described in Section 7.3) when Issuer must temporarily suspend the use of the prospectus forming a part of the registration statement until such time as an amendment to the registration statement has been filed by Issuer and declared effective by the SEC, the relevant prospectus supplemented by Issuer or until such time as Issuer has filed an appropriate report with the SEC pursuant to the 1934 Act. During any period in which sales are suspended, such Shareholder covenants and agrees that it will not offer or sell any such Registrable Shares pursuant to the registration statement or any such prospectus.

          7.6 Expenses. Issuer agrees to bear its own costs and expenses for any registration pursuant to this Section 7. The costs and expenses to be borne by Issuer for purposes of this Section 7 shall include, without limitation, printing expenses (including a reasonable number of prospectuses for circulation by the selling Shareholders), legal fees and disbursements of counsel for Issuer, "blue sky" expenses, accounting fees and filing fees, but shall not include underwriting commissions or similar charges.

          7.7 Indemnification.

               7.7.1 Issuer will indemnify and hold harmless Shareholders against any losses, claims, damages, or liabilities (joint or several) to which it may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims,

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damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by Issuer of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Issuer will pay to Shareholders any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Issuer, which consent shall not be unreasonably withheld; nor shall Issuer be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (a) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the registration statement by each Shareholder, or (b) a Violation that would not have occurred if such Shareholder had delivered to the purchaser the version of the Prospectus most recently provided by Issuer to Shareholders prior to the date of such sale.

               7.7.2 Each Shareholder will severally indemnify and hold harmless Issuer, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Issuer within the meaning of the Securities Act, any other Shareholder selling securities pursuant to the registration statement and any controlling person of any such other Shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (which includes without limitation the failure of such Shareholder to comply with the prospectus delivery requirements under the Securities Act, and the failure of such Shareholder to deliver the most current prospectus provided by Issuer prior to such sale), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Shareholder expressly for use in the registration statement or such Violation is caused by such Shareholder's failure to deliver to the purchaser of such Shareholder's Registrable Shares a prospectus (or amendment or supplement thereto) that had been made available to such Shareholder by Issuer prior to such sale; and such Shareholder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 7 in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7
--------  -------
shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Shareholders.

               7.7.3 Each person entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting therefrom, provided that counsel for the Indemnifying
                                --------

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Party who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any
                                     ----------------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Party) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

               7.7.4 To the extent that the indemnification provided for in this
Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     8. Closing.

          8.1 Time and Place. In this Agreement, the term "Closing" means the consummation of the sale and purchase of the Shares to take place on or after the date of this Agreement. The Closing will occur on the fifth business day after satisfaction or waiver of the conditions described in this Agreement, other than those that by their terms are to occur at the Closing, at 10:00 a.m., Oregon time, at the offices of Ater Wynne LLP, 222 SW Columbia , Suite 1800, Portland, Oregon, or on such other day and at such other time and place as the parties may mutually agree (the "Closing Date"). The parties shall use their reasonable efforts to cause the Closing to occur by, but not later than, the second business day following such Shareholder's receipt of its portion of the Merger Consideration from the Paying Agent. At the Closing, Issuer shall deliver to each Shareholder a stock certificate in proper form representing the Shares to be issued to such Shareholder at the Closing, duly executed by Issuer. The purchase of Shares by each Shareholder is intended to be a separate purchase.

          8.2 Conditions of Obligations of Shareholder. The obligations of each Shareholder under this Agreement to be performed or satisfied at or before the Closing are subject to

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

satisfaction or waiver by such Shareholder (to the extent permitted by law) of the following conditions, at or before the Closing:

               8.2.1 Issuer, Sub, Target and Signing Target Stockholders shall have entered into the Merger Agreement and the merger contemplated thereby shall be complete and such Shareholder shall have received its portion of the Merger Consideration from the Paying Agent.

               8.2.2 Such Shareholder shall have received from Issuer (i) stock certificates in proper form representing the Shares to be issued to such Shareholder at the Closing, duly executed by Issuer, and (ii) such additional documents as Shareholder may reasonably request for the purpose of confirming the satisfaction of all the conditions stated in this Section 8.

               8.2.3 Issuer shall have compiled in all material respects with each of its obligations contained in this Agreement, to the extent that compliance is required at or before the Closing. Each of the representations and warranties of Issuer contained in this Agreement shall have been true in all material respects when made and are true in all material respects as of the Closing as though made at and as of the time of the Closing.

Issuer will use commercially reasonable efforts to cause all the conditions stated in this Section 8 to be satisfied at or before the date set for the Closing, except only such conditions as may have been waived by the Shareholders. The conditions stated in this Section 8 are provided solely for the benefit of the Shareholders and may be waived only by the Shareholders. Any waiver will be effective only if stated expressly in writing by the Shareholder against whom such waiver is sought to be enforced.

          8.3 Conditions of Obligations of Issuer. As to each Shareholder, the obligations of Issuer under this Agreement to be performed or satisfied at or before the Closing with respect to such Shareholder are subject to satisfaction or the waiver by Issuer (to the extent permitted by law) of the following conditions with respect to such Shareholder, at or before the Closing:

               8.3.1 Issuer shall have received at the Closing from such Shareholder (i) a check for or wire transfer of the Purchase Price for the Shares being purchased by such Shareholder hereunder, as provided in Article 1; and (ii) such additional documents as Issuer may reasonably request for the purpose of confirming the satisfaction of all the conditions stated in this
Section 8.

               8.3.2 Issuer, Sub, Target and Signing Target Stockholders shall have entered into the Merger Agreement.

               8.3.3 Such Shareholder shall have complied in all material respects with each of its obligations contained in this Agreement, to the extent that compliance is required at or before the Closing. Each of the representations and warranties of such Shareholder contained in this Agreement shall have been true in all material respects when made and are true in all material respects as of the Closing as though made at and as of the time of the Closing.

     9. Notices. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to

PAGE 11 - STOCK PURCHASE AGREEMENT
have been duly given (i) upon receipt, if delivered by hand, (ii) one (1) business day after deposit with a nationally-recognized overnight courier service, with delivery charges prepaid or otherwise satisfied, or (iii) three
(3) business days after deposit in the United States mail, postage prepaid, certified or registered mail, addressed to a party as follows:

          if to Issuer:

                   Planar Systems, Inc.
                   1400 NW Compton Drive
                   Beaverton, OR 97008
                   Attention: Chief Financial Officer
                   Fax No.: (503) 690-1541
                   Telephone No.: (503) 690-1100

          with a copy to:

                   Ater Wynne LLP
                   222 S.W. Columbia, Suite 1800
                   Portland, OR 97201
                   Attention: Gregory E. Struxness, Esq.
                   Fax No: (503) 226-0079
                   Telephone No.: (503) 226-1191

          if to Shareholders, to:

                   Marlin E. Cobb
                   95 Albright Road
                   Sterling, MA 01564

                   G. Richard Fryling II
                   61 Dutton Road
                   Sudbury, MA 01564

                   Karen D. Miller
                   6 Deepwood Drive
                   Natick, MA 01760-5554

                   Peter M. Steven
                   109 Hammond Street
                   Cambridge, MA 02138

PAGE 12 - STOCK PURCHASE AGREEMENT
          with a copy to:

                   Testa, Hurwitz & Thibeault, LLP
                   125 High Street
                   Boston, MA 02110
                   Attention: Stephen T. Mears, Esq.
                   Fax No: 617-248-7100
                   Telephone No: 617-248-7309

or to such other address as any party may designate for itself by notice given as provided in this Agreement, except that notices of change of address shall only be effective upon receipt.

     10. Termination. This Agreement shall terminate and shall be of no further force and effect upon the termination of the Merger Agreement, pursuant to its terms.

     11. Counterparts. This Agreement shall be executed in one or more counterparts, any of which may be a facsimile copy, each of which shall be deemed an original, and all of which together shall constitute one instrument.

     12. Binding Agreement. This Agreement will inure to the benefit of and be binding upon and enforceable against the parties and their successors and assigns, including administrators, executors, representatives, heirs, legatees and devisees of Shareholder. Notwithstanding the foregoing, Issuer may not assign this Agreement without the written consent of the Shareholders, and no Shareholder may assign its right to purchase the Shares to be purchased by such Shareholder hereunder without the written consent of Issuer.

     13. Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

     14. Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Oregon. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of either (i) the Circuit Court of Multnomah County of the State of Oregon or (ii) the United States District Court in Portland, Oregon, and all courts from which an appeal may be taken, solely for the purpose of any suit, action, or other proceeding arising out of or based upon this Agreement, or any document, instrument, agreement or matter related thereto, and hereby waives to the extent not prohibited by law, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such proceeding, any claim that he, she or it is not subject personally to the jurisdiction of the above-named courts for such proceedings. Process in any suit, action or other proceeding referred to in this section may be served on any party through the procedures for notice herein.

     15. Integration. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter of the Agreement. The representations, warranties and

PAGE 13 - STOCK PURCHASE AGREEMENT
agreements of the parties in this Agreement shall survive the Closing and the purchase and sale of the Shares hereunder.

     16. Attorneys' Fees. In the event of any legal action or proceeding to enforce or interpret the provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, and disbursements whether or not the proceeding results in a final judgment.

     17. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

     18. Third-Party Reliance. Counsel to the parties shall be entitled to rely upon this Agreement.

     19. Severability. In case any of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, any such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had been limited or modified (consistent with its general intent) to the extent necessary to make it valid, legal or enforceable, or if it shall not be possible to so limit or modify such invalid, illegal or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained in this Agreement. In any event, all other provisions of this Agreement will be deemed valid and enforceable to the full extent.

                            [SIGNATURE PAGE FOLLOWS]

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

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first written above.

SHAREHOLDERS                    PLANAR SYSTEMS, INC.


/s/ Marlin E. Cobb              By: /s/ Balaji Krishnamurthy
-------------------------           --------------------------------------------
Marlin E. Cobb                      Balaji Krishnamurthy
                                    President and Chief Executive Officer

/s/ G. Richard Fryling II
-------------------------
G. Richard Fryling II

/s/ Karen D. Miller
-------------------------
Karen D. Miller

/s/ Peter M. Steven
-------------------------
Peter M. Steven

SIGNATURE PAGE - STOCK PURCHASE AGREEMENT